1 Midland States Bancorp, Inc. NASDAQ: MSBI Second Quarter 2023 Earnings Presentation

22 Forward-Looking Statements. This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements expressing management’s current expectations, forecasts of future events or long-term goals may be based upon beliefs, expectations and assumptions of the Company’s management, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this presentation speak only as of the date they are made, and the Company undertakes no obligation to update any statement. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements including changes in interest rates and other general economic, business and political conditions, the impact of inflation, continuing effects of the recent failures of Silicon Valley Bank and Signature Bank, including anticipated effects on FDIC premiums, increased deposit volatility and potential regulatory developments. These risks and uncertainties should be considered in evaluating forward-looking statements, and undue reliance should not be placed on such statements. Additional information concerning the Company and its businesses, including additional factors that could materially affect the Company’s financial results, are included in the Company’s filings with the Securities and Exchange Commission. Use of Non-GAAP Financial Measures. This presentation may contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Adjusted Earnings,” "Adjusted Earnings Available to Common Shareholders," “Adjusted Diluted Earnings Per Share,” “Adjusted Return on Average Assets,” “Adjusted Return on Average Shareholders’ Equity,” “Adjusted Return on Average Tangible Common Equity,” “Adjusted Pre-Tax, Pre-Provision Income,” “Adjusted Pre-Tax, Pre-Provision Return on Average Assets,” “Efficiency Ratio,” “Tangible Common Equity to Tangible Assets,” “Tangible Book Value Per Share,” “Tangible Book Value Per Share excluding Accumulated Other Comprehensive Income,”and “Return on Average Tangible Common Equity.” The Company believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s funding profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Not all companies use the same calculation of these measures; therefore this presentation may not be comparable to other similarly titled measures as presented by other companies. Reconciliations of these non-GAAP measures are provided in the Appendix section of this presentation.

33 Company Snapshot • Illinois state-chartered community bank founded in 1881 • $8.0 billion in assets • $3.6 Wealth Management business • Commercial bank focused on in-market relationships with national diversification in equipment finance • 53 branches in Illinois and Missouri • 16 successful acquisitions since 2008 Financial Highlights as of 6/30/2023 $8.0 Billion Total Assets $6.4 Billion Total Loans $6.4 Billion Total Deposits $3.6 Billion Assets Under Administration YTD ROAA: 1.10 % YTD Return on TCE(1): 16.34 % TCE/TA: 6.19 % YTD PTPP(1) ROAA: 1.72 % Dividend Yield: 6.03 % Price/Tangible Book: 0.90x Price/LTM EPS: 4.9x Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

4 Business and Corporate Strategy 4 Customer-Centric Culture Drive organic growth by focusing on customer service and accountability to our clients and colleagues; seek to develop bankers who create dynamic relationships; pursue continual investment in people; maintain a core set of institutional values, and build a robust technology platform that provides customers with a superior banking experience Operational Excellence A corporate-wide focus on driving improvements in people, processes and technology in order to generate further improvement in Midland's operating efficiency and financial performance Enterprise-Wide Risk Management Maintain a program designed to integrate controls, monitoring and risk-assessment at all key levels and stages of our operations and growth; ensure that all employees are fully engaged Accretive Acquisitions Maintain experienced acquisition team capable of identifying and executing transactions that build shareholder value through a disciplined approach to pricing; take advantage of relative strength in periods of market disruption Revenue Diversification Generate a diversified revenue mix and focus on growing businesses that generate strong recurring revenues such as wealth management

5 Successful Execution of Strategic Plan... 5 Total Assets (at period-end in billions) $1.1 $1.6 $1.5 $1.6 $1.7 $2.7 $2.9 $3.2 $4.4 $5.6 $6.1 $6.9 $7.4 $7.9 $8.0 Selected Acquisitions 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2Q 2023 CAG R si nce 201 6 IP O: 1 5% CAGR: 16% Selected Acquisitions: Total Assets at Time of Acquisition (in millions) 2009: Strategic Capital Bank ($540) 2010: AMCORE Bank ($500) 2014: Love Savings/Heartland Bank ($889) 2017: Centrue Financial ($990) 2018: Alpine Bancorp ($1,243) 2019: HomeStar Financial Group ($366)

6 ...Leads to Creation of Shareholder Value 6 Tangible Book Value Per Share(1) 22 Consecutive Years of Dividend Increases $17.31 $17.00 $18.64 $19.31 $21.66 $20.94 $22.24 $17.22 $17.09 $18.34 $18.80 $21.42 $24.72 $26.11 Tangible Book Value Per Share TBV/Share ex. AOCI 2017 2018 2019 2020 2021 2022 2Q 2023 TBV/Share ex. AOCI CAGR: 7.9% Dividends Declared Per Share $0.80 $0.88 $0.97 $1.07 $1.12 $1.16 $1.20 2017 2018 2019 2020 2021 2022 2Q 2023 (annualized) CAGR: 7.0% Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

7 ...And Increased Profitability 7 Adjusted Diluted EPS(1) CAGR: 14.9% Adjusted ROATCE(1) 11.32% 15.00% 14.44% 9.24% 18.33% 18.59% 16.60% 2017 2018 2019 2020 2021 2022 YTD 2023 Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. $1.89 $2.39 $2.54 $1.70 $3.65 $3.79 2017 2018 2019 2020 2021 2022 Adjusted Diluted EPS data and CAGR through 2022

8 Overview of 2Q23 Strong Financial Performance Stable Deposit Base Continued Shift of Portfolio Towards Commercial Loans Increase in TBV and Capital Ratios 8 • Net income available to common shareholders of $19.3 million, or $0.86 diluted EPS • Pre-tax, pre-provision earnings(1) increased 8% from prior quarter to $34.9 million • ROAA of 1.09% and ROTCE of 15.99% • Total deposits up slightly from end of prior quarter • Uninsured deposits comprise 19% of total deposits • Deposit mix reflects continued trend of customers shifting a portion of deposit balances into higher yielding accounts • New loan production focused on full banking relationships with commercial clients that provide both loans and deposits • Total loans up slightly from end of prior quarter, reflecting the more selective approach to new loan production • Growth in commercial loans offset decline in consumer loans resulting from decline in loans originated through GreenSky partnership • Tangible book value per share increased 2% from end of prior quarter • Strong financial performance and prudent balance sheet management resulted in increase in most capital ratios • CET1 ratio increased 19bps to 8.03% at the end of the current quarter Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

9 Loan Portfolio 9 • Total loans increased $13.1 million from prior quarter to $6.37 billion • Growth primarily driven by increases in commercial loans and leases and construction and land development loans, partially offset by decline in consumer loans resulting from planned reduction of loans originated through GreenSky partnership • Growth in construction portfolio driven by fundings on existing lines, primarily for multifamily projects • Equipment finance balances decreased $27.1 million, or 2% from end of prior quarter • Expect continued decreases in the consumer portfolio as GreenSky originations slow and program officially ends in October 2023 Loan Portfolio Mix (in millions, as of quarter-end) 2Q 2023 1Q 2023 2Q 2022 Commercial loans and leases $ 2,108 $ 2,090 $ 1,830 Commercial real estate 2,444 2,448 2,336 Construction and land development 367 327 204 Residential real estate 371 370 340 Consumer 1,077 1,119 1,085 Total Loans $ 6,367 $ 6,354 $ 5,796 Total Loans ex. Commercial FHA Lines and PPP $ 6,337 $ 6,344 $ 5,765 $5,796 $6,198 $6,306 $6,354 $6,367 4.49% 4.83% 5.26% 5.65% 5.80% Total Loans Average Loan Yield 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Total Loans and Average Loan Yield (in millions, as of quarter-end)

10 Total Deposits 10 • Total deposits increased $1.3 million from end of prior quarter • Noninterest-bearing deposits decline primarily attributable to commercial depositors moving excess liquidity into interest-bearing accounts and other seasonal outflows • Managing rates on deposits in order to continue growing our deposit base through new and expanded relationships with retail and commercial clients • Increase in brokered CDs replaced other higher cost fundings Deposit Mix (in millions, as of quarter-end) 2Q 2023 1Q 2023 2Q 2022 Noninterest-bearing demand $ 1,163 $ 1,216 $ 1,403 Interest-bearing: Checking $ 2,500 $ 2,503 $ 2,378 Money market $ 1,226 $ 1,264 $ 1,028 Savings $ 624 $ 637 $ 740 Time $ 841 $ 767 $ 620 Brokered time $ 73 $ 39 $ 15 Total Deposits $ 6,427 $ 6,425 $ 6,184 $6,184 $6,395 $6,365 $6,425 $6,427 0.25% 0.65% 1.23% 1.70% 2.09% Total Deposits Cost of Deposits 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 Total Deposits and Cost of Deposits (in millions, as of quarter-end)

11 Deposit Type Trend 11 Deposits by Type Trend (in millions) $4,074 $4,544 $5,101 $6,111 $6,365 $6,427 Non Int Bearing Demand Interest Bearing Checking Money Market Savings Time Brokered Time 2018 2019 2020 2021 2022 2Q 2023 11% CAG R

12 Deposit Summary as of June 30, 2023 12 Deposits by Channel (in millions) Commercial Deposits by NAICS Code (in millions) 8.1% 14.0% 5.2% 10.1% 1.3% 7.9% 1.3%4.4%4.6% 3.5% 4.2% 1.3% 3.0% 18.8% 9.4% 2.9% Finance & Insurance RE, Rental & Leasing Manufacturing Other Services Skilled/Memory Care Construction Admin, Support, Waste Mgmt & Remediation Retail Trade Agriculture, Forestry, Fishing & Hunting Wholesale Trade Professional, Scientific & Tech Services Gasoline Station & C Stores Accom & Food NAICS code unavailable All Other Health Care All Other category made up of over 155 NAICS with Golf Courses being the largest at $4 million $6.43 billion $0.95 billion $2,780 43.3% $950 14.8% $1,029 16.0% $317 4.9% $270 4.2% $600 9.3% $481 7.5% Retail Deposits Commercial Deposits Servicing Deposits Public Funds Brokered Deposits ICS Reciprocal Other

13 Uninsured Deposits 13 Average Deposit Balance per Account = $33,000 *Excludes $569 million and $645 million, respectively, of fully insured funds in Insured Cash Sweep (ICS) accounts Uninsured Deposits (in millions) June 30, 2023 March 31, 2023 Call Report Uninsured Estimate* $ 1,654 $ 1,793 Call Report Estimated Uninsured Deposits to Total Deposits 26% 28 % Less: Affiliate Deposits (MSB owned funds) (30) (32) Less: Additional structured FDIC coverage (50) (56) Less: Collateralized Deposits (363) (384) Estimated uninsured deposits excluding items above $ 1,211 $ 1,321 Estimated Uninsured Deposits to Total Deposits 19% 21 % Total Deposits $ 6,427 $ 6,425

14 Investment Portfolio As of June 30, 2023 14 Fair Value of Investments by Type 4.8% 8.3% 61.0% 7.5% 6.5% 2.6% 9.3% Treasuries US GSE & US Agency MBS - agency MBS - non agency State & Muni CLOs Corporate • All Investments are classified as Available for Sale • Average T/E Yield is 3.39% • Average Duration is 5.46 years • Purchased $109 million with T/E Yield of 5.53%, Sold $15.5 million with T/E Yield of 1.71% in 2Q23 Investments by Yield and DurationInvestment Mix & Unrealized Gain (Loss) (in millions) Fair Value Book Value Unrealized Gain (Loss) Treasuries $ 43 $ 47 $ (4) US GSE & US Agency 73 78 (5) MBS - agency 539 612 (73) MBS - non agency 66 70 (4) State & Municipal 57 64 (7) CLOs 23 23 — Corporate 82 95 (13) Total Investments $ 883 $ 989 $ (106) Duration Yi el d 0 1 2 3 4 5 6 7 8 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $883 million

15 Liquidity Overview 15 Liquidity Sources (in millions) June 30, 2023 March 31, 2023 Cash and Cash Equivalents $ 160.7 $ 138.3 Unpledged Securities 343.5 310.3 FHLB Committed Liquidity 857.2 932.8 FRB Discount Window Availability 184.1 207.7 Total Estimated Liquidity $ 1,545.5 $ 1,589.1 Conditional Funding Based on Market Conditions Additional Credit Facility $ 330.0 $ 250.0 Brokered CDs (additional capacity) $ 400.0 $ 500.0

16 Net Interest Income/Margin 16 • Net interest income down slightly from prior quarter as higher average balance of interest-earning assets was offset by an increase in cost of interest-bearing liabilities • Net interest margin decreased 16 bps from prior quarter as the increase in cost of deposits exceeded the increase in the average yield on earning assets • Average rate on new and renewed loan originations increased 57 bps to 8.01% in June 2023 from 7.44% in March 2023 • Net interest margin expected to stabilize as the pace of Fed rate increases slow, loan portfolio continues to reprice, and the impact of repositioning in the investment portfolio is realized Net Interest Income (in millions) Net Interest Margin $61.3 $64.0 $63.6 $60.5 $58.8$0.6 $0.5 $0.3 $0.3 $0.4 NII Accretion Income 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 3.65% 3.63% 3.50% 3.39% 3.23% 0.03% 0.03% 0.02% 0.02% 0.02% NIM Accretion Income 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

17 Wealth Management 17 • Assets under administration up slightly in 2Q23 • 1Q23 increase in Wealth Management fees included seasonal tax preparation fees • Increase in AUA resulted in slight increase in Wealth Management revenue compared to the prior quarter excluding the seasonal tax preparation fees Assets Under Administration (in millions) Wealth Management Revenue (in millions) $3,503 $3,355 $3,505 $3,503 $3,595 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 $6.14 $6.20 $6.23 $6.41 $6.27 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

18 Noninterest Income 18 • Noninterest income increased $3.0 million from prior quarter primarily due to gains on the redemption of subordinated debt and sales of other real estate owned • 2Q23 noninterest income included $0.9 million loss on sale of investment securities as part of repositioning of portfolio that will positively impact net interest margin, liquidity, and capital allocations • Projecting $0.6 million of commercial MSR amortization per quarter going forward Noninterest Income (in millions) $14.6 $15.8 $33.8 $15.8 $18.8 Wealth Management Interchange Service Charges on Deposits Residential Mortgage All Other 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

19 Noninterest Expense and Operating Efficiency 19 Noninterest Expense and Efficiency Ratio (1) (Noninterest expense in millions) $43.5 $44.5 $42.9 $41.3 $49.9 $0.3 $3.3 53.1% 54.3% 58.3% 57.6% 55.0% Total Noninterest Expense Adjustments to Noninterest Expense Efficiency Ratio 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 • Efficiency Ratio (1) was 55.0% in 2Q 2023 vs. 57.6% in 1Q 2023 • Noninterest expense decreased primarily due to: ◦ Decreased commissions and incentive compensation expenses partially offset by annual salary increases ◦ Decreased occupancy and equipment primarily due to elevated seasonal related expenses incurred in 1Q23 • Near-term operating expense run- rate expected to be $43.5 - $44.5 million Notes: (1) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

20 Asset Quality 20 • Nonperforming loans increased $4.1 million primarily due to one commercial loan as well as increases in the equipment finance portfolio • Delinquencies in consumer portfolio remain low • Net charge-offs to average loans was 0.19% • Provision for credit losses on loans of $5.9 million, primarily related to changes in the portfolio mix and increases to specific reserves • Sale of two OREO properties resulted in decrease of nonperforming assets Nonperforming Loans / Total Loans (Total Loans as of quarter-end) NCO / Average Loans 0.98% 0.76% 0.78% 0.80% 0.86% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023 0.20% 0.21% 0.03% 0.14% 0.19% 2Q 2022 3Q 2022 4Q 2022 1Q 2023 2Q 2023

21 Changes in Allowance for Credit Losses 21 ($ in thousands) ▪ Changes to specific reserves ▪ New Loans ▪ Changes in Credit quality including risk rating ▪ Changes in portfolio mix ▪ Aging of existing portfolio ▪ Other charge-offs and recoveries ▪ Change to macro- economic variables and forecasts ▪ Changes to other economic qualitative factors$62,067 $1,720 $810 $353 $64,950 ACL March 31, 2023 Specific Reserves Portfolio Changes Economic Factors ACL June 30, 2023

22 ACL by Portfolio 22 ($ in thousands) June 30, 2023 March 31, 2023 Portfolio Loans ACL % of Total Loans Loans ACL % of Total Loans Commercial $ 875,295 $ 5,180 0.59% $ 823,847 $ 5,365 0.65 % Warehouse Lines 30,522 — — % 10,275 — — % Commercial Other 732,616 10,110 1.38% 756,553 10,397 1.37 % Equipment Finance Loans 614,633 9,743 1.59% 632,205 9,997 1.58 % Equipment Finance Leases 500,485 7,542 1.51% 510,029 7,168 1.41 % CRE non-owner occupied 1,647,680 20,544 1.25% 1,636,316 18,049 1.10 % CRE owner occupied 453,514 5,711 1.26% 460,133 6,945 1.51 % Multi-family 273,939 2,676 0.98% 281,559 2,730 0.97 % Farmland 68,862 494 0.72% 70,150 492 0.70 % Construction and Land Development 366,631 3,189 0.87% 326,836 2,442 0.75 % Residential RE First Lien 311,796 4,952 1.59% 309,637 3,773 1.22 % Other Residential 59,690 599 1.00% 60,273 577 0.96 % Consumer 108,619 804 0.74% 112,882 1,074 0.95 % Consumer Other(1) 968,217 3,149 0.33% 1,006,056 3,055 0.30 % Total Loans 6,367,344 64,950 1.02% 6,354,271 62,067 0.98 % Loans (excluding BaaS portfolio(1) and warehouse lines) 5,276,170 61,436 1.16% 5,228,172 58,643 1.12 % Notes: (1) Primarily consists of loans originated through GreenSky relationship

23 Outlook 23 • Prudent risk management will remain top priority while economic uncertainty remains • Continue generating strong financial performance while maintaining conservative approach to new loan production to build capital and liquidity • Planned reduction in the consumer portfolio will continue to be utilized to fund new commercial loan production, add to the securities portfolio and pay off higher cost funding sources with net impact likely being earnings neutral, but capital accretive • Planned sale of commercial MSR portfolio has been terminated and this business will continue to provide a low-cost source of deposits • Maintain disciplined expense management while getting further leverage from investments in talent and technology made over the past few years • Business development efforts focused on adding new commercial and retail deposit relationships, supplemented with new Banking-as-a-Service partnerships focused on deposit generation that are expected to start making a contribution during the second half of 2023 • Strength of balance sheet expected to provide opportunities to capitalize on current environment to add new clients that will contribute to continued long-term profitable growth and increase in franchise value

24 APPENDIX 24

2525 Industries as a percentage of Commercial, CRE and Equipment Finance Loans and Leases with outstanding balances of $4.92 billion as of 6/30/2023 ($s in millions) RE/Rental & Leasing $1,497.8 30.4% All Others $627.4 12.8% Skilled Nursing $485.0 9.9% Construction - General $345.2 7.0% Manufacturing $253.6 5.2% Finance and Insurance $290.9 5.9% Accommodation & Food Svcs $233.0 4.7% Trans./Ground Passenger $218.6 4.4% Assisted Living $133.1 2.7% Ag., Forestry, & Fishing $148.6 3.0% General Freight Trucking $240.6 4.9% Retail Trade $172.6 3.5% Wholesale Trade $98.3 2.0% Other Services $100.3 2.0% Commercial Loans and Leases by Industry Health Care $74.0 1.5%

26 Commercial Real Estate Portfolio by Collateral Type 26 CRE Concentration (as of June 30, 2023) CRE as a % of Total Loans 38.4% CRE as a % of Total Risk-Based Capital (1) 262.7% Notes: (1) Represents non-owner occupied CRE loans only Collateral type as a percentage of the Commercial Real Estate and Construction Portfolio with outstanding balances of $2.81 billion as of June 30, 2023 ($s in millions) Skilled Nursing $498.2 17.7% Retail $438.5 15.6% Multi-Family $451.7 16.1% Industrial/Warehouse $213.9 7.6% Assisted Living $161.4 5.7% Hotel/Motel $166.3 5.9% All Other $185.0 6.6% Office $153.2 5.5% Farmland $67.8 2.4% Residential 1-4 Family $85.9 3.1% Raw Land $17.1 0.6% Restaurant $38.7 1.4% Mixed Use/Other $70.6 2.5% Medical Building $110.3 3.9% Special Purpose $83.5 3.0% C-Store/Gas Station $68.5 2.4%

27 Capital Ratios and Strategy 27 • Capital initiatives increased CET1 to 8.03% from 7.77% at 12/31/22 with limited buybacks below TBV • Internal capital generated from strong profitability and slower balance sheet growth expected to raise TCE ratio to 7.00%-7.75% by the end of 2024 • Capital actions and strong profitability expected to enable MSBI to raise capital ratios while maintaining current dividend payout Capital Strategy Capital Ratios (as of June 30, 2023) 6.19% 8.03% 9.57% 10.47% 12.65% 11.01% 10.07% 11.01% 11.89% Consolidated Bank Level TCE/TA Common Eq. Tier 1 Tier 1 Leverage Tier 1 RBC Total RBC

2828 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) Tangible Book Value Per Share For the Year Ended (dollars in thousands, except per share data) 2017 2018 2019 2020 2021 2022 Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 449,545 $ 608,525 $ 661,911 $ 621,391 $ 663,837 $ 758,574 Adjustments: Preferred Stock (2,970) (2,781) — — — (110,548) Goodwill (98,624) (164,673) (171,758) (161,904) (161,904) (161,904) Other intangible assets, net (16,932) (37,376) (34,886) (28,382) (24,374) (20,866) Tangible common equity 331,019 403,695 455,267 431,105 477,559 465,256 Less: Accumulated other comprehensive income (AOCI) 1,758 (2,108) 7,442 11,431 5,237 (83,797) Tangible common equity excluding AOCI $ 329,261 $ 405,803 $ 447,825 $ 419,674 $ 472,322 $ 549,053 Common Shares Outstanding 19,122,049 23,751,798 24,420,345 22,325,471 22,050,537 22,214,913 Tangible Book Value Per Share $ 17.31 $ 17.00 $ 18.64 $ 19.31 $ 21.66 $ 20.94 Tangible Book Value Per Share excluding AOCI $ 17.22 $ 17.09 $ 18.34 $ 18.80 $ 21.42 $ 24.72

## MIDLAND STATES BANCORP, INC.
## RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited)

**Adjusted Earnings Reconciliation**

| | For The Year Ended | | | | | |
|---|---|---|---|---|---|---|
| *(dollars in thousands, except per share data)* | 2017 | 2018 | 2019 | 2020 | 2021 | 2022 |
| Income before income taxes - GAAP | $ 26,471 | $ 50,805 | $ 72,471 | $ 32,014 | $ 99,112 | $ 129,838 |
| Adjustments to noninterest income: | | | | | | |
| (Gain) on sales of investment securities, net | (222) | (464) | (674) | (1,721) | (537) | 230 |
| (Gain) on termination of hedged interest rate swaps | — | — | — | — | (2,159) | (17,531) |
| Other income | 67 | (89) | 29 | 17 | (48) | — |
| Total adjustments to noninterest income | (155) | (553) | (645) | (1,704) | (2,744) | (17,301) |
| Adjustments to noninterest expense: | | | | | | |
| Impairment related to facilities optimization | (1,952) | — | (3,577) | (12,847) | — | — |
| (Loss) gain on mortgage servicing rights held for sale | (4,059) | (458) | 490 | (1,692) | (222) | (3,250) |
| FHLB advances prepayment fees | — | — | — | (4,872) | (8,536) | — |
| Loss on repurchase of subordinated debt | — | — | (1,778) | (193) | — | — |
| Integration and acquisition expenses | (17,738) | (24,015) | (5,493) | (2,309) | (4,356) | (347) |
| Total adjustments to noninterest expense | (23,749) | (24,473) | (10,358) | (21,913) | (13,114) | (3,597) |
| Adjusted earnings pre tax - non-GAAP | 50,065 | 74,725 | 82,184 | 52,223 | 109,482 | 116,134 |
| Adjusted earnings tax | 15,170 | 17,962 | 19,358 | 12,040 | 26,261 | 27,113 |
| Adjusted earnings - non-GAAP | 34,895 | 56,763 | 62,826 | 40,183 | 83,221 | 89,021 |
| Preferred stock dividends, net | 83 | 141 | 46 | — | — | 3,169 |
| Adjusted earnings available to common shareholders | $ 34,812 | $ 56,622 | $ 62,780 | $ 40,183 | $ 83,221 | $ 85,852 |
| Adjusted diluted earnings per common share | $ 1.89 | $ 2.39 | $ 2.54 | $ 1.70 | $ 3.65 | $ 3.79 |
| Adjusted return on average tangible common equity | 11.32 % | 15.00 % | 14.44 % | 9.24 % | 18.33 % | 18.59 % |

29

Midland States Bancorp, Inc.

3030 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) Adjusted Earnings Reconciliation For The Quarter Ended June 30, March 31, December 31, September 30, June 30, (dollars in thousands, except per share data) 2023 2023 2022 2022 2022 Income before income taxes - GAAP $ 28,820 $ 28,666 $ 43,902 $ 29,380 $ 29,167 Adjustments to noninterest income: Loss on sales of investment securities, net 869 648 — 129 101 (Gain) on termination of hedged interest rate swaps — — (17,531) — — (Gain) on repurchase of subordinated debt (676) — — — — Total adjustments to noninterest income 193 648 (17,531) 129 101 Adjustments to noninterest expense: (Loss) on mortgage servicing rights held for sale — — (3,250) — — Integration and acquisition expenses — — — 68 (324) Total adjustments to noninterest expense — — (3,250) 68 (324) Adjusted earnings pre tax - non-GAAP 29,013 29,314 29,621 29,441 29,592 Adjusted earnings tax 7,297 7,069 7,174 5,873 7,401 Adjusted earnings - non-GAAP 21,716 22,245 22,447 23,568 22,191 Preferred stock dividends 2,228 2,228 — — — Adjusted earnings available to common shareholders $ 19,488 $ 20,017 $ 22,447 $ 23,568 $ 22,191 Adjusted diluted earnings per common share $ 0.87 $ 0.88 $ 0.85 $ 1.04 $ 0.98 Adjusted return on average assets 1.10% 1.15% 1.13% 1.22% 1.21 % Adjusted return on average shareholders' equity 11.21% 11.76% 11.89% 13.34% 13.84 % Adjusted return on average tangible common equity 16.10% 17.11% 16.80% 20.24% 19.41 % Adjusted Pre-Tax, Pre-Provision Earnings Reconciliation For the Quarter Ended June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2023 2023 2022 2022 2022 Adjusted earnings pre tax - non-GAAP $ 29,013 $ 29,314 $ 29,621 $ 29,441 $ 29,592 Provision for credit losses 5,879 3,135 3,544 6,974 5,441 Impairment on commercial mortgage servicing rights — — — — 869 Adjusted pre-tax, pre-provision earnings - non-GAAP $ 34,892 $ 32,449 $ 33,165 $ 36,415 $ 35,902 Adjusted pre-tax, pre-provision return on average assets 1.76% 1.67% 1.68% 1.89% 1.95%

3131 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) Efficiency Ratio Reconciliation For the Quarter Ended June 30, March 31, December 31, September 30, June 30, 2023 2023 2022 2022 2022 (dollars in thousands) Noninterest expense - GAAP $ 42,894 $ 44,482 $ 49,943 $ 43,496 $ 41,339 Loss on mortgage servicing rights held for sale — — (3,250) — — Integration and acquisition expenses — — — 68 (324) Adjusted noninterest expense $ 42,894 $ 44,482 $ 46,693 $ 43,564 $ 41,015 Net interest income - GAAP $ 58,840 $ 60,504 $ 63,550 $ 64,024 $ 61,334 Effect of tax-exempt income 195 244 286 307 321 Adjusted net interest income 59,035 60,748 63,836 64,331 61,655 Noninterest income - GAAP 18,753 15,779 33,839 15,826 14,613 Impairment on commercial mortgage servicing rights — — — — 869 Loss on sales of investment securities, net 869 648 — 129 101 (Gain) on termination of hedged interest rate swaps — — (17,531) — — (Gain) on repurchase of subordinated debt (676) — — — — Adjusted noninterest income 18,946 16,427 16,308 15,955 15,583 Adjusted total revenue $ 77,980 $ 77,175 $ 80,144 $ 80,286 $ 77,238 Efficiency ratio 55.01% 57.64% 58.26% 54.26% 53.10%

3232 MIDLAND STATES BANCORP, INC. RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (unaudited) (continued) Tangible Common Equity to Tangible Assets Ratio and Tangible Book Value Per Share As of June 30, March 31, December 31, September 30, June 30, (dollars in thousands, except per share data) 2023 2023 2022 2022 2022 Shareholders' Equity to Tangible Common Equity Total shareholders' equity—GAAP $ 776,821 $ 775,643 $ 758,574 $ 739,279 $ 636,188 Adjustments: Preferred Stock (110,548) (110,548) (110,548) (110,548) — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (18,367) (19,575) (20,866) (22,198) (23,559) Tangible common equity $ 486,002 $ 483,616 $ 465,256 $ 444,629 $ 450,725 Less: Accumulated other comprehensive income (AOCI) (77,797) (77,797) (83,797) (78,383) (53,097) Tangible common equity excluding AOCI $ 563,799 $ 561,413 $ 549,053 $ 523,012 $ 503,822 Total Assets to Tangible Assets: Total assets—GAAP $ 8,034,721 $ 7,930,174 $ 7,855,501 $ 7,821,877 $ 7,435,812 Adjustments: Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (18,367) (19,575) (20,866) (22,198) (23,559) Tangible assets $ 7,854,450 $ 7,748,695 $ 7,672,731 $ 7,637,775 $ 7,250,349 Common Shares Outstanding 21,854,800 22,111,454 22,214,913 22,074,740 22,060,255 Tangible Common Equity to Tangible Assets 6.19% 6.24% 6.06% 5.82% 6.22 % Tangible Book Value Per Share $ 22.24 $ 21.87 $ 20.94 $ 20.14 $ 20.43 Tangible Book Value Per Share excluding AOCI $ 26.11 $ 25.39 $ 24.72 $ 23.69 $ 22.84 Return on Average Tangible Common Equity (ROATCE) For the Quarter Ended June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2023 2023 2022 2022 2022 Net income available to common shareholders $ 19,347 $ 19,544 $ 29,703 $ 23,521 $ 21,883 Average total shareholders' equity—GAAP $ 776,791 $ 767,186 $ 749,183 $ 700,866 $ 643,004 Adjustments: Preferred Stock (110,548) (110,548) (110,548) (54,072) — Goodwill (161,904) (161,904) (161,904) (161,904) (161,904) Other intangible assets, net (18,937) (20,184) (21,504) (22,589) (22,570) Average tangible common equity $ 485,402 $ 474,550 $ 455,227 $ 462,301 $ 458,530 ROATCE 15.99% 16.70% 25.89% 20.20% 19.14%